UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): January 16, 2026

CVR PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35120	56-2677689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	UAN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 16, 2026, the Board of Directors (the “Board”) of CVR GP, LLC, the general partner of CVR Partners, LP (the “Partnership”), appointed Michael H. Wright, Jr. to serve as Executive Vice President and Chief Operating Officer of the Partnership, effective immediately. Mr. Wright is employed by a subsidiary of the Partnership’s affiliate CVR Energy, Inc. (“CVI”) and currently serves as CVI’s Executive Vice President and Chief Operating Officer. CVI indirectly owns the general partner of the Partnership and approximately 37% of the Partnership’s common units.
Mr. Wright, age 55, has served as CVI’s Executive Vice President and Chief Operating Officer since January 2022, and prior to assuming that role, served as CVI’s Project Manager from July to December 2019 and as CVI’s Vice President – Capital Projects from December 2019 to January 2022. Prior to joining CVI, Mr. Wright served as Senior Consultant – Refining for Solomon Associates, an energy industry consulting firm, from September 2018 to July 2019, and in several senior roles with HollyFrontier Corporation from 2005 to February 2018, including as Vice President – Crude Supply, Vice President Refinery Manager Woods Cross, and Vice President of Capital Projects. Mr. Wright obtained a Bachelor of Science in Mechanical Engineering and a Master of Business Administration, both from the University of Utah.
The Partnership is not aware of any transactions in which Mr. Wright has an interest that would be required to be disclosed under Item 404(a) of Regulation S-K and no arrangement or understanding exists between Mr. Wright and any other person pursuant to which he was selected as Executive Vice President and Chief Operating Officer of the Partnership. There are no family relationships between Mr. Wright and any director or executive officer of the Partnership.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2026

CVR Partners, LP
By: CVR GP, LLC, its general partner

By:	/s/ Dane J. Neumann
Dane J. Neumann
Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary